SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

December 8, 2016

Date of Report

(Date of Earliest Event Reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Principal Officer

On December 8, 2016, James H. Shonsey, Vice President—Chief Accounting Officer and Assistant Secretary, confirmed that he will retire as an officer and employee of Cimarex Energy Co. (the “Company”) on or about February 2, 2017.

Appointment of Principal Accounting Officer

On December 8, 2016, the Board of Directors of the Company approved the appointment of Timothy A. Ficker as the Company’s Vice President—Chief Accounting Officer, Controller and Assistant Secretary, commencing upon the effective date of the retirement of Mr. Shonsey as the Company’s Vice President—Chief Accounting Officer and Assistant Secretary.

Mr. Ficker, age 49, has served as the Company’s Controller since September 2016. From February 2015 until September 2016, he served as Chief Financial Officer and Principal of Alcova Management LLC, a start-up oil and gas exploration and production company concentrating on the Powder River Basin of Wyoming. Mr. Ficker served as Chief Financial Officer of Venoco, Inc., and in other capacities from March 2007 to November 2014. From May 2005 to March 2007, he served as Vice President, Chief Financial Officer, Principal Accounting Officer and Secretary of Infinity Energy Resources Inc. Mr. Ficker previously served as an Audit Partner in KPMG LLP's energy audit practice in Denver and as an audit partner for Arthur Andersen LLP, where he served clients primarily in the energy industry. His energy clients at KPMG and Arthur Andersen were principally domestic exploration and production companies. He has over 27 years of energy industry-related financial, audit, risk management and SEC compliance experience. Mr. Ficker is a Member of the American Institute of Certified Public Accountants as well as the Colorado Society of CPAs. Mr. Ficker is a certified public accountant with a B.S.B.A. in accounting from Texas A&M University.

Mr. Ficker’s compensation consists of an annual salary of $325,000 and an equity award of 3,000 shares of Cimarex restricted common stock with a five-year cliff vesting. No additional compensation was approved in connection with his appointment as Vice President—Controller, Chief Accounting Officer, and Assistant Secretary.

ITEM 7.01	REGULATION FD DISCLOSURE

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: December 12, 2016	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President—General Counsel, Corporate Secretary

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